Exhibit 99.2
Williams Partners L.P. 2006 3rd Quarter Earnings November 2, 2006

Williams Partners L.P. is a limited partnership formed by The Williams Companies, Inc. (Williams). Our reports, filings, and other public announcements might contain or incorporate by reference forward-looking statements - statements that do not directly or exclusively relate to historical facts. You typically can identify forward-looking statements by the use of forward-looking words such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. These statements are based on our intentions, beliefs, and assumptions about future events and are subject to risks, uncertainties, and other factors. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: We may not have sufficient cash from operations to enable us to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner. Because of the natural decline in production from existing wells and competitive factors, the success of our gathering and transportation businesses depends on our ability to connect new sources of natural gas supply, which is dependent on factors beyond our control. Any decrease in supplies of natural gas could adversely affect our business and operating results. Our processing, fractionation and storage businesses could be affected by any decrease in the price of natural gas liquids or a change in the price of natural gas liquids relative to the price of natural gas. Lower natural gas and oil prices could adversely affect our fractionation and storage businesses. We depend on certain key customers and producers for a significant portion of our revenues and supply of natural gas and natural gas liquids. The loss of any of these key customers or producers could result in a decline in our revenues and cash available to pay distributions. If third-party pipelines and other facilities interconnected to our pipelines and facilities become unavailable to transport natural gas and natural gas liquids or to treat natural gas, our revenues and cash available to pay distributions could be adversely affected. Forward Looking Statements

Our future financial and operating flexibility may be adversely affected by restrictions in our indenture and by our leverage. Williams' credit agreement and Williams' public indentures contain financial and operating restrictions that may limit our access to credit. In addition, our ability to obtain credit in the future will be affected by Williams' credit ratings. Our general partner and its affiliates have conflicts of interest and limited fiduciary duties, which may permit them to favor their own interests to the detriment of our unitholders. Our partnership agreement limits our general partner's fiduciary duties to our unitholders and restricts the remedies available to unitholders for actions taken by our general partner that might otherwise constitute breaches of fiduciary duty. Even if unitholders are dissatisfied, they cannot currently remove our general partner without its consent. You may be required to pay taxes on your share of our income even if you do not receive any cash distributions from us. Our operations are subject to operational hazards and unforeseen interruptions for which we may or may not be adequately insured. In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2006, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williamslp.com. Forward Looking Statements (cont.)

Headlines Strong 3Q06 earnings Distributable cash flow up 48% for 3Q; 23% year-to-date Cash distribution Increased for third time this year Cash distribution increased 5.9% in 3Q06 and 28.6% since IPO

11/14/2005 2/14/2006 5/15/2006 8/14/2006 11/14/2006 LP Interest 2078 4902 5322 9178 9719 GP Interest 42 100 109 263 401 Distribution Growth Financial Overview Pro-rated for the 39-day period following the IPO closing date 8/23/05 - 9/30/05

Financial Overview Don Chappel Chief Financial Officer

Partnership Results Net Income - 2005 * $5.7 $21.1 Discovery Equity Earnings 4.0 7.2 Four Corners Equity Earnings 2.0 5.0 Conway Storage and Fractionation Revenues 1.5 5.7 Interest Expense (0.9) 4.4 General and Administrative Expense (0.7) (3.1) Conway Cavern Workover and Maintenance Expense (0.3) (3.5) Conway Fuel and Power Costs (0.3) (2.5) Other 1.0 0.2 Net Income - 2006 * $12.0 $34.5 Dollars in millions * Restated to include 25.1% of Four Corners' Earnings. Financial Overview 3rd Quarter YTD $13.4 $6.3

2006 2005 2006 2005 Williams Partners L.P. excluding equity method investments $2.4 $0.5 $7.7 $7.5 Four Corners - our 25.1% interest 13.1 11.0 34.3 29.1 Discovery - our 40% interest 6.4 2.3 17.1 9.8 Total $21.9 $13.8 $59.1 $46.4 Adjusted EBITDA Financial Overview Dollars in millions 3rd Quarter YTD Note: Adjusted EBITDA is a non-GAAP measure. A reconciliation to its most relevant measure included in GAAP is included at the end of this presentation.

2006 2005 2006 2005 Williams Partners L.P. excluding equity method investments Adjusted EBITDA $2.4 $0.5 $7.7 $7.5 Add: Omnibus agreement reimbursements 1.8 - 4.2 - Less: Interest expense* (2.8) (0.2) (3.5) (0.5) Maintenance capital expenditures (1.7) (0.9) (4.0) (1.5) Total (0.3) (0.6) 4.4 5.5 Four Corners - our 25.1% interest 11.6 10.1 30.2 27.2 Discovery - our 40% interest 6.5 2.5 17.3 9.5 Total $17.8 $12.0 $51.9 $42.2 Distributable Cash Flow Financial Overview Dollars in millions 3rd Quarter YTD Note: Distributable Cash Flow is a non-GAAP measure. A reconciliation to its most relevant measure included in GAAP is included at the end of this presentation. * Interest expense adjustment for 2006 is total net interest expense. 2005 values do not include non-cash affiliate interest expense. ** Due to restatement of all periods presented calculation is based on 2006 weighted average L.P. units outstanding. Includes effect of incentive distribution rights.

Cash balance at June 30, 2006 $27.5 Distributions received from Four Corners 9.7 Distributions received from Discovery 4.0 Other 0.3 14.0 WPZ distributions paid (9.4) Cash Balance at September 30, 2006 $32.1 Dollars in millions Note: $10.1 million in distributions to be paid on November 14, 2006. Financial Overview Williams Partners L.P. Cash Information

Williams Partners L.P. Financial Summary Capitalization: Book Market Long-term debt - Senior unsecured notes $150.0 $150.0 Partner's Capital $251.2 - Market Capitalization (as of 10/31/06) - $790.7 Total Capitalization $401.2 $940.7 Debt to capitalization ratio 37.4% 15.9% Enterprise Value: Market Capitalization (as of 10/31/06) $790.7 Add: Long-term debt - Senior unsecured notes 150.0 Less: Cash (32.1) Enterprise Value $908.6 Williams' LP Ownership% 37.4% Williams' GP Ownership% 2.0% Dollars in millions Financial Overview

Operations Review Alan Armstrong Chief Operating Officer

Four Corners Update Strong and balanced improvement Record NGL margins for the quarter Higher NGL Equity volumes Higher NGL per unit margins Higher G&P fee revenues Higher operating costs impacted by compressor lease escalators and turbine overhauls Customers' drilling programs promise exciting growth opportunities Accelerated drilling resulting in increasing well connects Pipeline and compression investment needed to maintain pressures Producers focused on reliability and delivery of services Expected growth in volumes Operations Review

Conway Update Storage revenues increased 22% Increase YTD of 22% Fractionation volumes increased 12% Increase YTD of 10% Completion of segregated storage for low sulfur gasoline Kansas Department of Health and Environment workover program accelerating: two rigs working to complete 38 caverns in 2006 Operations Review

Discovery Update Revenues increased 148% Increased NGL volumes drove higher processing margins 3rd quarter '05 volume impacted by hurricanes Fee revenues increased Stranded gas processing from TETCO: Averaged 218 BBTU/day Tahiti: Progressing as scheduled, still on budget Projected in-service is first half of 2008 Secured & Potential Prospects: Lower tertiary opportunities Gomez Pony/Knotty Head Tonga Operations Review

Key Points 3Q '06 Adjusted EBITDA up 59% vs 3Q '05 YTD distributable cash flow up 23% vs YTD '05 Strong growth in base assets Conway storage revenues continue growth Stranded gas processing returns to Discovery Solid growth prospects are exciting Deepwater prospects surrounding Discovery Anticipated producer drilling plans in Four Corners area Four Corners enjoying balanced growth Operations Review

Q&A

Non-GAAP Reconciliations

Non-GAAP Disclaimer This presentation includes certain financial measures, Adjusted EBITDA Excluding Investment in Four Corners and Discovery, in our case, and Adjusted EBITDA in Four Corners' and Discovery's case, and Distributable Cash Flow that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. For Williams Partners L.P., we define Adjusted EBITDA Excluding Investment in Four Corners and Discovery as the sum of net income (loss) plus interest (income) expense and depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Four Corners and Discovery and we also adjust for certain non-cash, non-recurring items. For Four Corners and Discovery, we define Adjusted EBITDA as net income plus interest (income) expense, depreciation, amortization and accretion. We also adjust for certain non-cash, non-recurring items. Our equity share of Four Corners' Adjusted EBITDA is 25.1% and our equity share of Discovery's Adjusted EBITDA is 40%. For Williams Partners L.P. we define Distributable Cash Flow as net income (loss) plus the non-cash affiliate interest expense associated with the advances from affiliate that were forgiven by Williams, depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Four Corners and Discovery, as well as adjustments for certain non-cash, non-recurring items, plus reimbursements from Williams under an omnibus agreement and less maintenance capital expenditures. For Four Corners and Discovery we define Distributable Cash Flow as net income (loss) plus depreciation and accretion and less maintenance capital expenditures. Our equity share of Four Corners' Distributable Cash Flow is 25.1% and our equity share of Discovery's Distributable Cash Flow is 40%. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Partnership's assets and the cash that the business is generating. Neither Adjusted EBITDA nor Distributable Cash Flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income (loss) or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

WPZ Adjusted EBITDA Excluding Equity Method Investments * Restated to include 25.1% of Four Corners' Earnings.

Four Corners Adjusted EBITDA Reconciliation

Discovery Producer Services Adjusted EBITDA Reconciliation

WPZ Distributable Cash Flow Reconciliation * Restated to include 25.1% of Four Corners' Earnings.

Four Corners Distributable Cash Flow Reconciliation

Discovery Producer Services Distributable Cash Flow Reconciliation

Appendix

Four Corners Results Four Corners - 100% Consolidated Financial Results: Net Income - 2005 $34.1 $86.8 Higher NGL Sales Margins 9.0 19.0 Higher Gathering and Processing Revenues 3.2 9.6 Higher Condensate and LNG Sales Margins 0.4 4.9 Fuel and System Loss Expense 2.6 (2.6) Higher Operating and Maintenance Expense (8.2) (14.2) Other, including gain on sale of PPE 0.9 3.4 Net Income - 2006 $42.0 $106.9 Williams Partners' 25.1 percent interest $10.5 $26.8 Increase from prior period for our 25.1 percent interest $2.0 $5.0 Financial Overview 3rd Quarter YTD Dollars in millions $20.1 $7.9

Dollars in millions Discovery Results Discovery - 100% Consolidated Financial Results: Net Income - 2005 $0.2 $7.4 Higher Revenues from Open Season Agreements 2.4 13.0 Gross Processing Margins* 5.8 5.4 Transportation, Gathering and Fractionation Revenues* 1.3 - Contractual deficiency payment - 1Q05 - (1.4) Net system gains - 2005 1.2 1.2 Higher property insurance premiums (0.3) (1.0) Other (0.5) 0.9 Net Income - 2006 $10.1 $25.5 Williams Partners' 40 percent interest $4.0 $10.2 Increase from prior period for our 40 percent interest $4.0 $7.2 Financial Overview 3rd Quarter YTD $18.1 $9.9 * Less Open Season Agreements

Williams Partners L.P.